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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 21, 2002


                             Pinnacle Holdings Inc.
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             (Exact name of registrant as specified in its charter)


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
          DELAWARE                         0-24773                    65-0652634
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
(State or other jurisdiction       (Commission File Number)          (IRS Employer
      of incorporation)                                           Identification No.)
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          301 North Cattlemen Road, Suite 300, Sarasota, Florida 34232
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (941) 364-8886


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          (Former name or former address, if changed since last report)



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On May 21, 2002, Pinnacle Holdings Inc. ("Pinnacle") and certain of its wholly owned subsidiaries, Pinnacle Towers Inc., Pinnacle Towers III Inc. and Pinnacle San Antonio LLC (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") (Case Nos. 02-12477 and 02-12482 through 02-12484. The Debtors will continue to manage their properties and operate their businesses as "debtors-in-possession" in the ordinary course under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. No trustee, examiner or committee has been appointed in the Debtors' Chapter 11 cases.

         On May 21, 2002, Pinnacle issued a press release relating to the foregoing. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

ITEM 5.  OTHER EVENTS

         In the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference, Pinnacle also announced that in connection with the bankruptcy filing, it has entered into an amendment and acknowledgement (the "Amendment") of the Securities Purchase Agreement dated April 25, 2002 (the "Purchase Agreement") with the other parties to the Purchase Agreement and certain holders of its 10% Senior Discount Notes due 2008 and 5 1/2% Convertible Subordinated Notes due 2007. The Amendment, among other items, revises the forms of the New Pinnacle Certificate of Incorporation and the Investor Agreement attached to the Purchase Agreement as Exhibits A and B, respectively. The Amendment further reflects the parties' agreement that, as a result of recent actions taken by Pinnacle and the Internal Revenue Service with respect to certain previous elections that as previously announced were not made by Pinnacle with respect to prior year acquisitions of C Corporations, the condition to closing in the Purchase Agreement that required Pinnacle to obtain a Determination (as defined in the Purchase Agreement) is deemed satisfied. Pinnacle will not owe tax, interest or penalties because such elections were not previously made.

         The form of the Amendment, along with the revised exhibits to the Purchase Agreement, is attached hereto as Exhibit 10.1 and is incorporated herein in its entirety by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (C)          EXHIBITS.

10.1        Amendment and Acknowledgement dated as of May 20, 2002.

99.1        Press Release dated May 21, 2002.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PINNACLE HOLDINGS INC.
                                (Registrant)


                                By: /s/ William T. Freeman
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                                        William T. Freeman, Chief Financial
                                       Officer, Vice President and Secretary


Date:  May 22, 2002